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     SUPPLEMENT NO. 1 dated November 21, 2000
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TO   PROSPECTUS dated August 1, 2000

FOR  STATE STREET RESEARCH HIGH INCOME FUND
     a SERIES OF STATE STREET RESEARCH INCOME TRUST

     INVESTMENT MANAGEMENT

     Under the above caption on page 10 of the Prospectus, the third paragraph is revised in its entirety to read as follows:

     "Kim M. Peters has been responsible for the fund's day-to-day portfolio management since November 2000. Mr. Peters is a senior vice president of the firm. He has worked as an investment professional since 1986, when he joined the firm."

                                                                    HI-2871-1100
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